UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 23, 2014 (December 22, 2014)

AAC HOLDINGS, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	001-36643	35-2496142
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

115 East Park Drive, Second Floor Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

(615) 732-1231

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) Approval of the AAC Holdings, Inc. Employee Stock Purchase Plan

On December 22, 2014, the Board of Directors (the “Board”) of AAC Holdings, Inc., a Nevada corporation (the “Company”) approved the AAC Holdings, Inc. Employee Stock Purchase Plan (the “ESPP”), subject to the approval of the Company’s stockholders within twelve months of the date the ESPP was adopted. The ESPP will become effective on January 1, 2015. A summary of the principal provisions of the ESPP is set forth below. This summary is qualified in its entirety by reference to the full text of the ESPP, which is attached as Exhibit 4.4 to the Company’s Registration Statement on Form S-8 filed with the Securities and Exchange Commission on December 23, 2014 (File No. 333-201218), and incorporated herein by reference.

The ESPP is intended to qualify for certain tax benefits accorded to broad-based employee stock purchase plans under Section 423 of the Internal Revenue Code. Employees of the Company and its participating subsidiaries (as designated by the Company) who own less than five (5) percent of the total combined voting power or value of all classes of stock of the Company or any parent or subsidiary, and whose customary employment is more than twenty (20) hours per week and more than five (5) months in a calendar year are eligible to participate in the ESPP. The aggregate number of shares of common stock that may be issued under the ESPP is 250,000, subject to proportionate adjustment in the event of a stock split, stock dividend, reclassification, recapitalization, merger, reorganization, or other change in the Company’s structure affecting the common stock. The ESPP is implemented pursuant to option periods lasting for six (6) months, commencing on January 1 and July 1 of each year and ending on June 30 and December 31 of each year. Unless otherwise established by the plan administrator, the exercise price of the options granted under the ESPP for any option period shall be the lesser of eighty-five percent (85%) of the closing market price of the stock on the exercise date or eighty-five percent (85%) of the closing market price of the stock on the grant date. Subject to certain limitations set forth in the ESPP, the Board may at any time amend or terminate the ESPP. In addition, certain amendments to the ESPP must be approved by the Company’s stockholders.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.1	AAC Holdings, Inc. Employee Stock Purchase Plan (previously filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (File No. 333-201218), filed on December 23, 2014 and incorporated herein by reference).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAC HOLDINGS, INC.

Date: December 23, 2014

	By:	/s/ Michael T. Cartwright
Michael T. Cartwright
Chief Executive Officer and Chairman

EXHIBIT INDEX

No.	Exhibit

10.1	AAC Holdings, Inc. Employee Stock Purchase Plan (previously filed as Exhibit 4.4 to the Company’s Registration Statement on Form S-8 (File No. 333-201218), filed on December 23, 2014 and incorporated herein by reference).